Exhibit 99.2

VIRTUALSCOPICS

Know more. Move faster.

Annual Stockholders' Meeting

Company Overview

May 8, 2008

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Business Overview

- Recap from 2007 Annual Meeting
- The Company
  - History
  - Value proposition to the pharmaceutical industry
  - Achievements
- Financial Overview
  - 1st Quarter 2008 results
  - Historical view of the Company's progress
- Financial markets and stock price

Major Focus Going Forward
(From May 22, 2007 Annual Meeting)

- New Customer Agreements
  - Scaling of the sales force
  - Later stage trials
  - Emphasis on oncology
- Operational Scale
  - Efficiency
  - Repeatability
  - Customer service/focus
- Research and Development
  - Peer reviewed journal publishing
  - Selective investment in broader therapeutic areas

Major Focus Going Forward
(Presented at May 22,2007 Annual Meeting)

2007 GOAL: New Customer Agreements

- Scaling of the sales force
- Later stage trials
- Emphasis on oncology

RESULT:

- Greater than 80% growth in awards of new contracts
- Doubled the size of our sales force and opened a European sales office
- 2007 63% of new contract awards represent later phase trials
- Oncology represented over 60% which is the largest market segment

Major Focus Going Forward
(Presented at May 22, 2007 Annual Meeting)

2007 GOAL: Operational Scale

- Efficiency
- Repeatability
- Customer service/focus

RESULT:

- Revenue and project load up 15% and 10% respectively in Q1 2008 vs. Q4 2007 with 15% less people
- Implementation of lean methodology reduced project setup time by 50%
- Customer Service:

"I was asked by management to do a central reading in accelerated time frame. My response was 'you have got to be kidding'. I felt VirtualScopics was the only one who could do the work. And they delivered."

Global Head of Oncology - Imaging Physician, Top 5 Pharmaceutical Company

Major Focus Going Forward

(Presented at May 22,2007 Annual Meeting)

2007 GOAL: Research and Development

- Peer reviewed journal publishing
- Selective investment in broader therapeutic areas

RESULT:

- 8 Scientific papers published in peer reviewed or industry journals.
- Presented or displayed posters, abstracts, and papers at 8 prominent imaging or industry symposiums.
- Industry expert panel role where consortia working to develop practices to accelerate drug development as called out in 2004 FDA critical path white paper.
- Important patent awarded for segmentation and vessel wall boundary identification in cardiovascular disease.

VirtualScopics

VirtualScopics is the premier provider of quantitative image-based solutions for clinical trials

Key Company Highlights

- Integrated solution delivered as a series of services that manage imaging trials from inception to data submission.
- Highly automated quantitative analysis vs. conventional qualitative radiologist driven analysis.
- Very precise measurements that allow for trials to proceed with a reduced number of subjects for shorter periods of time vs. trials run with conventional analysis.
- World class customer base, doing business with 11 of the 15 leading pharmaceutical, biotechnology and medical device companies including:

Pfizer gsk Johnson & Johnson

Clinical Trial Operational Structure VS pre-2006



Clinical Trial Sponsor/ Pharma
Principal Investigator
Biologics CRO
Imaging CRO
Clinical Research Associate
Site Monitor
Clinical Trial Coordinator
Central/Blood Lab
Cardiac Safety
Imaging Specialist (high end analytics) -VS (pre=2006) - Academic Centers

- In 2002, VS began as a niche provider of high-end analysis services
  - Limited market potential
  - Lack of visibility to the sponsor of the clinical trial
- We were essentially the outsourcer to the outsourcer

Clinical Trial Operational Structure VS post-2006


Clinical Trial Sponsor/ Pharma
Principal Investigator
Biologics CRO
Imaging CRO -VS (Post 2006)
Clinical Research Associate
Site Monitor
Clinical Trial Coordinator
Central/Blood Lab
Cardiac Safety
Imaging Specialist (high end analytics) -VS (pre=2006) - Academic Centers

- In 2005, VS began developing capabilities to be a 'full service imaging provider' to the Pharma industry
  - Eliminated need for 'middleman' and began developing contracts directly with Pharma
  - Easier/more cost effective for the sponsor
  - Significantly greater market opportunity
  - Influence study protocol towards our methodology/strengths and technology

Value of Services Beyond Image Analysis



Project Revenue Breakdown
25%
40%
35%
Upfront Services
Recurring Services
Analysis Services

- Image analysis revenues represent approximately 40% of total project value
- The remaining 60% are high value services delivered upfront and throughout the study

Solution to Customers

Professional Services:
- Imaging modality selection
- Biomarker selection
- Project structure and deliverables

Training Services:
- On-site clinician training
- Equipment assessment
- Good clinical practices training

Data Management Services:
- Incoming image inspection
- Image and data processing
- Workflow management

Analysis Services:
- Biomarker extraction
- Biomarker measurement
- Statistical analysis

VirtualScopics

Clinical Trial Design
- Characterization of Disease Progression and Drug Mechanism
- Multimodality (MRI/CT/PET/US/Xray)
- Structural/Functional imaging

Imaging Site Mgmt.
- Harmonization across equipment manufactures
- Ongoing site quality assessment
- Global

Data Management
- FDA compliant platform with full 21 CFR Part 11 compliance, access control, disaster backup, and audit trail
- Significant customer audit experience

Image Analysis
- Multiple TA's of expertise including Onco/Arthritis/CNS/Cardio
- In depth analysis and routine data reporting

Specific Example - Oncology

- Estimated 1.4 million new cases were diagnosed in 2007
- NIH estimated the cost of cancer in 2007 to be $250 billion
- Mortality rates have declined over the past several years due to improved and targeted therapies
- Estimated market for imaging related clinical trial services in 2011 ~ $500 million

Structural Imaging in Oncology

Conventional Method -Traditional CT Image



- Crude 2D line used to characterize 3D object
- New therapy's work from inside the tumor so overall length may not change
- Additional measures required to characterize response and progression of the disease

Structural Imaging in Oncology

VirtualScopics Patented Image & Data Analysis



- 3D Measures required to characterize 3D objects
- New therapy's require new techniques
- Industry is demanding high precision and sensitivity to change

Structural Imaging in Oncology

3D Measure (Volume, Necrotic Volume) — **New Measure** (Mean Density (HU)) — **Old measure computed automatically** (Major Axis, Minor Axis, Cross Product, Surface Area)

Tumor Label	Location	Volume	Necrotic Volume	Mean Density (HU)	Major Axis	Minor Axis	Cross Product	Surface Area
Tumor 1	Liver	130456	20256	1225	64	45	2880	2240
Tumor 2	Adrenal	205400	33500	1200	80	52	4160	3780
Tumor 3	L. Lung	38560	2200	1210	35	16	560	480
Tumor 4	R. Lung	33720	20345	715	29	23	667	565

- Custom analysis designed specifically for the disease
- Quantitative and precise
- Opportunity to verify the mechanism of action of the compound

Pfizer Oncology Study

DCE-MRI for tumor functional vascularity

Proposed mechanism: Anti-angiogenesis
Dynamic contrast enhanced MRI (DCE-MRI) provides a measure of the functioning blood vessels in a tumor.


0.31

Baseline Day 2 Week 4 Week 8

DCE-MRI showed that a VEGF/PDGF Receptor Tyrosine Kinase Inhibitor successfully decreased the function of blood vessels in a tumor.

- confidence in mechanism
- smaller, faster early drug development program
- better decision making

Presented at Int'l Soc. of Mag. Res. in Med.- Kyoto, Japan, 2004

Customer Value

- Reduced number of subjects
  - Higher precision = fewer patients
  - Fewer patients = lower trial costs
- Accelerated time to market
  - Smaller trial sizes = quicker enrollment and faster results
  - Algorithm driven analysis yields results faster than radiologists driven analysis
- Better information for Go-No Go decisions
  - Enhanced characterization of disease progression coupled with drug mechanism of action provides confidence in early decision making
  - Increased transaction speed allows for faster go and no go decisions saving money and driving increased revenue

Target Market Forecast

Market Size 2007
$490M


MS
Alzheimers
Cardiovascular
OA
RA
Oncology

- Individual markets large and growing rapidly
- Oncology and Inflammation are largest individual market areas
- Excludes other market opportunities including diagnostics

Financial Overview

- Review of Q1 2008 results
- Historical review of company progression
- Update on financial markets

Condensed Consolidated Statement of Operations (unaudited)

	Three Months Ended March 31, 2008	2007
Revenues	$ 1,634,103	$ 1,278,405
Cost of services	1,029,984	800,519
Gross profit	604,119	477,886
Operating expenses:		
Research and development	251,829	406,955
Sales and marketing	288,874	212,116
General and administrative	494,441	604,017
Stock-based compensation expense	403,063	406,204
Depreciation and amortization	117,567	117,712
Total operating expenses	1,555,774	1,747,004
Operating Loss	(951,655)	(1,269,118)
Other income (expense)		
Interest income	28,725	49,370
Other expense	(1,583)	(1,978)
Total other income	27,142	47,392
Net Loss	(924,513)	(1,221,726)
Series B preferred stock cash dividend	85,240	-
Net loss attributable to common stockholders	$ (1,009,753)	$ (1,221,726)
Basic and diluted net loss per common share	$ (0.04)	$ (0.05)
Weighted average number of common shares outstanding		
Basic and diluted	23,246,067	22,972,266

Condensed Consolidated Balance Sheet

Assets	March 31, 2008 (Unaudited)	December 31, 2007
Current assets		
Cash and cash equivalents	$ 3,623,244	$ 3,955,835
Restricted cash	365,003	455,583
Accounts receivable	677,126	648,300
Prepaid expenses and other assets	369,341	306,301
Total current assets	5,034,714	5,366,019
Restricted cash	-	43,216
Patents, net	1,941,477	1,948,785
Property and equipment, net	503,632	542,679
Other assets	249,435	280,317
Total assets	$ 7,729,258	$ 8,181,016
Liabilities and Stockholders' Equity		
Current liabilities		
Accounts payable and accrued expenses	$ 751,880	$ 626,693
Accrued payroll	284,198	221,013
Unearned revenue	258,508	279,275
Total current liabilities	1,294,586	1,126,981
Commitments and Contingencies	-	-
Stockholders' Equity		
Preferred stock, $0.001 par value; 15,000,000 shares authorized; 8,400 shares designated Series A; 3,976 issued and outstanding at March 31, 2008 and 4,001 at December 31, 2007; liquidation preference $1,000 per share	4	4
6,000 shares designated Series B; 4,226 issued and outstanding at March 31, 2008 and 4,230 at December 31, 2007; liquidation preference $1,000 per share	4	4
Common Stock, $0.001 par value; 85,000,000 shares authorized; 23,249,744 shares issued and outstanding at March 31, 2008 and 23,225,664 at December 31, 2007	23,250	23,226
Additional paid-in capital	15,921,250	15,616,124
Accumulated deficit	(9,509,836)	(8,585,323)
Total stockholders' equity	6,434,672	7,054,035
Total liabilities and stockholders' equity	$ 7,729,258	$ 8,181,016

Historical Revenues/Customers



6,000
5,000
4,000
3,000
2,000
1,000
0
$'s (in 000s)
30
25
20
15
10
5
0
2004
2005
2006
2007
Revenues (in 000s)
Customers

- Currently working with 11 of the top 15 pharma/biotechs
- 28 active customers in 2007 vs. 12 in 2004
- 80 active projects in 2007 vs. 35 in 2004

Business Evolution



Contract Awards by Phase/Year
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
FY 2004
FY 2005
FY 2006
FY 2007
Phase III
Phase II
Phase I
Research/Pre-clinical

- Prior to 2005, primarily focused on biomarker research and development of an efficient, regulatory compliant and robust clinical trials platform
- By 2006, approximately 50% of new business was in Phase I/II clinical trials
- In 2007, nearly 80% of new contracts are in Phase I/II/III clinical trials
- In late 2007, VS awarded 3 Phase III studies; first in company's history.

Customer Concentration (2004 vs. 2007)

2004


Pfizer – 83%

- 12 Customers
- Contracts with 5 of the top 15 Pharma/Biotech

2007


Pfizer – 28%

- 28 Customers
- Contracts with 11 of the top 15 Pharma/Biotech

Financial Markets

- New investor relations firm
- Continue to get visibility within the financial markets
- Continue to build the business

2008 Focus

- Achievement of financial targets
  - Revenue growth
  - Operating cash flow break even
- New Customer Agreements
  - Replicable projects
  - Current and expanded customer base
- Operational Scale
  - Efficiency
  - Repeatability
  - Customer service/focus
- Progress plans to enter diagnostic market